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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported): August 12, 2002

                       DEVELOPED TECHNOLOGY RESOURCE, INC.
                       -----------------------------------
             (Exact Name of registrant as specified in its chapter)


MINNESOTA                              0-21394                    41-1713474
---------                              -------                    ----------
(State or other                 (Commission File Number)        (IRS employer
jurisdiction of Incorporation)                               Identification No.)

                            5223 Industrial Boulevard
                             Edina, Minnesota 55439
               (Address of principal executive offices & Zip Code)


                                 (952) 820-0022
                          -----------------------------
               Registrant's telephone number, including area code

                                       N/A
                      ------------------------------------
          (Former name or former address, if changed since last report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.
         Not Applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.
         Not Applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.
         Not Applicable

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
         On August 12, 2002, Developed Technology Resource, Inc. ("DTR") engaged Gallogly, Fernandez and Riley, LLP ("GFR"), with offices in Orlando, Florida, to audit DTR's consolidated financial statements for 2002. GFR replaces KPMG LLP who resigned as DTR's auditors on June 27, 2002. At no time prior to August 12, 2002, has DTR consulted with GFR regarding the application of accounting principles to a specific or contemplated transaction, regarding the type of audit opinion that might be rendered on the registrant's financial statements, or regarding any other matter.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.
         Not Applicable

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.
         Not Applicable

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED
         Not Applicable

         (b) PRO-FORMA FINANCIAL INFORMATION
         Not Applicable

         (c) EXHIBITS
         None

ITEM 8. CHANGE IN FISCAL YEAR.
         Not Applicable.

ITEM 9. REGULATION FD DISCLOSURE.
         Not Applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   DEVELOPED TECHNOLOGY RESOURCE, INC.

DATED: AUGUST 13, 2002                    By:  /s/ LeAnn C. Hitchcock
                                              -------------------------
                                          LeAnn C. Hitchcock
                                          President, Chief Executive Officer &
                                                Chief Financial Officer